SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 30, 1996



                           LIBERTY TECHNOLOGIES, INC.
                 (Exact name of issuer as specified in charter)




          Pennsylvania                 0-21274               23-2295708
  (State or Other Jurisdiction       (Commission          (I.R.S. Employer
       of Incorporation or               file               Identification
          Organization)                number)                 Number)




                            555 North Lane, Lee Park
                        Conshohocken, Pennsylvania 19428
                    (Address of principal executive offices)


                                 (610) 834-0330
              (Registrant's telephone number, including area code)






                                   Page 1 of 7
                         Exhibit Index Appears on Page 4

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Item 5.  Other Events


         On October 30, 1996, Liberty Technologies, Inc. (the "Company")issued a press release in respect of its third quarter financial results, the text of which is set forth in Exhibit 99.1 hereto (the "Press Release").

         The Press Release contains certain statements of a forward-looking nature relating to future events or the future financial performance of the Company. Prospective and current investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, prospective and current investors should specifically consider the various factors which could cause actual results to differ from those indicated by such forward-looking statements including, without limitation, the timely development, production and acceptance of new products; changes in product/service revenue mix; continued acceptance in the marketplace, competition and buying patterns of customers; and absence of a significant order backlog. Further information on the factors that could affect the Company's financial results are included in the Company's SEC filings, including, without limitation, the Form 10-Q for the quarter ended June 30, 1996, and the Form 10-Q for the quarter ended September 30, 1996, which will be filed shortly.


Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits


         (c) Exhibits

 99.1 Text of Press Release, dated October 30, 1996, issued by the Company.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LIBERTY TECHNOLOGIES, INC.


Date: November 4, 1996                     By: /s/  R. Nim Evatt
                                                  --------------------------
                                                  President and Chief Executive
                                                  Officer

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                                  EXHIBIT INDEX

Exhibit                                                               Sequential
  No.                               Description                        Page No.

99.1                       Text of Press Release, dated
                           October 30, 1996, issued by
                           the Company.                                   5

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